SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): March 31, 1998
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                            SPEIZMAN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                     0-8544               56-0901212
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(State or Other Jurisdiction            (Commission             (IRS Employer
        of Incorporation)              File Number)         Identification No.)

508 West 5th Street, Charlotte, North Carolina                          28202
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 (Address of Principal Executive Offices)                             (ZIP Code)

                                 (704) 372-3751
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name of Former Address, if Changed Since Last Report)



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ITEM 5. Other Events.

         On March 31, 1998, Speizman Industries, Inc. (the "Company") announced a stock repurchase plan applicable to the Company's common stock. Details of the announced plan are shown in the Company's press release, which is attached as
Exhibit 1 and is incorporated herein by reference.


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ITEM 7.  Financial Statements and Exhibits

         (a)   Financial Statements:  NONE.

         (b)   Exhibits:

               (1)   Press released issued by the Company on March 31, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPEIZMAN INDUSTRIES, INC.



Date:  April  6, 1998                By:       /s/ Josef Sklut
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                                           Josef Sklut, Vice President-Finance


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
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     1         Press Release issued by the Company on March 31, 1998.




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